EXHIBIT 24.1

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that each of UnionBanCal Corporation and the several undersigned officers and directors whose signatures appear below, hereby makes, constitutes and appoints David I. Matson, David A. Anderson and John McGuckin, Jr., and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to prepare, execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned officer's and director's capacity or capacities as shown below, an Annual Report on Form 10-K for the year ended December 31, 2003, and all exhibits thereto and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, hereby ratifying and confirming all acts and things which said attorneys or attorney might do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, UnionBankCal Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned officers and directors, in the capacity or capacities noted, has hereunto set his or her hand as of the date indicated below.

                                UNIONBANCAL CORPORATION



                                By    /S/ NORIMICHI KANARI
                                   ---------------------------------------------
                                   Name:  Norimichi Kanari
                                   Title: President and Chief Executive Officer
                                          and Director

Dated:     February 24, 2004
       ----------------------------


                SIGNATURE                               TITLE
                ---------                               -----


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            David R. Andrews                           Director


        /S/ L. DALE CRANDALL
-------------------------------------------
            L. Dale Crandall                           Director


        /S/ RICHARD D. FARMAN
-------------------------------------------
            Richard D. Farman                          Director


        /S/ STANLEY F. FARRAR
-------------------------------------------
            Stanley F. Farrar                          Director





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      /S/ MICHAEL J. GILLFILLAN
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          Michael J. Gillfillan                        Director


       /S/ RICHARD C. HARTNACK
-------------------------------------------
           Richard C. Hartnack                         Director


-------------------------------------------
              Satoru Kishi                             Director


        /S/ MONICA C. LOZANO
-------------------------------------------
            Monica C. Lozano                           Director


          /S/ MARY S. METZ
-------------------------------------------
              Mary S. Metz                             Director


-------------------------------------------
           Takahiro Moriguchi                          Director


       /S/ J. FERNANDO NIEBLA
-------------------------------------------
           J. Fernando Niebla                          Director


       /S/ CHARLES R. RINEHART
-------------------------------------------
           Charles R. Rinehart                         Director


        /S/ CARL W. ROBERTSON
-------------------------------------------
            Carl W. Robertson                          Director


        /S/ TAKAHARU SAEGUSA
-------------------------------------------
            Takaharu Saegusa                           Director


          /S/ TETSUO SHIMURA
-------------------------------------------
              Tetsuo Shimura                           Director


         /S/ ROBERT M. WALKER
-------------------------------------------
             Robert M. Walker                          Director